UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL BPO SERVICES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ON JULY 7, 2008, GLOBAL BPO SERVICES CORP. (“GBPO”) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITS PROPOSED MERGER WITH STREAM HOLDINGS CORPORATION (“STREAM”) AND COMMENCED MAILING THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GBPO STOCKHOLDERS. ON JULY 18, 2008, GBPO FILED A SUPPLEMENT TO ITS DEFINITIVE PROXY STATEMENT SUPPLEMENTING AND AMENDING CERTAIN INFORMATION THEREIN. STOCKHOLDERS OF GBPO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GBPO’S DEFINITIVE PROXY STATEMENT AND PROXY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY GBPO WITH THE SEC IN CONNECTION WITH GBPO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STREAM, GBPO AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT WERE MAILED TO STOCKHOLDERS AS OF THE JULY 3, 2008 RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: GLOBAL BPO SERVICES CORP., 125 HIGH STREET, 30TH FLOOR, BOSTON, MA 02110, TELEPHONE (617) 517-3252.

GBPO AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GBPO’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN GBPO IS CONTAINED IN GBPO’S PROSPECTUS DATED OCTOBER 17, 2007, WHICH IS FILED WITH THE SEC, AND IS ALSO CONTAINED IN GBPO’S DEFINITIVE PROXY STATEMENT. GBPO’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING GBPO’S DEFINITIVE PROXY STATEMENT.

This filing consists of the Current Report on Form 8-K filed by Global BPO Services Corp. on July 22, 2008.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2008 (July 17, 2008)

GLOBAL BPO SERVICES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code:    (617) 517-3252

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON JULY 7, 2008, GLOBAL BPO SERVICES CORP. (“GBPO”) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITS PROPOSED MERGER WITH STREAM HOLDINGS CORPORATION (“STREAM”) AND COMMENCED MAILING THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GBPO STOCKHOLDERS. ON JULY 18, 2008, GBPO FILED A SUPPLEMENT TO ITS DEFINITIVE PROXY STATEMENT SUPPLEMENTING AND AMENDING CERTAIN INFORMATION THEREIN. STOCKHOLDERS OF GBPO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GBPO’S DEFINITIVE PROXY STATEMENT AND PROXY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY GBPO WITH THE SEC IN CONNECTION WITH GBPO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STREAM, GBPO AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT WERE MAILED TO STOCKHOLDERS AS OF THE JULY 3, 2008 RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: GLOBAL BPO SERVICES CORP., 125 HIGH STREET, 30TH FLOOR, BOSTON, MA 02110, TELEPHONE (617) 517-3252.

GBPO AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GBPO’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN GBPO IS CONTAINED IN GBPO’S PROSPECTUS DATED OCTOBER 17, 2007, WHICH IS FILED WITH THE SEC, AND IS ALSO CONTAINED IN GBPO’S DEFINITIVE PROXY STATEMENT. GBPO’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING GBPO’S DEFINITIVE PROXY STATEMENT.

Item 1.01.	Entry into a Material Definitive Agreement

Preferred Stock Purchase Agreement

On July 17, 2008, Global BPO Services Corp., a Delaware corporation (“GBPO”), entered into amendment no. 2 (the “Amendment”) to the preferred stock purchase agreement, dated as of June 2, 2008 and amended on July 15, 2008, with Ares Corporate Opportunities Fund II, L.P. (“Ares”) (the “Purchase Agreement”). The Amendment revises the definition of the term “tender offer” to indicate that GBPO will commence a tender offer for the sum of (i) 20,625,001 of the outstanding shares of common stock, $0.001 par value per share, of GBPO, and (ii) up to an additional 9,374,999 shares of common stock of GBPO, the maximum number of shares which the stockholders of GBPO may convert into a pro rata share of the Trust Account (as defined in the Purchase Agreement) while still approving the acquisition of Stream Holdings Corporation, at a price of $8.00 per share. In addition, GBPO and Ares agreed to revise certain provisions of the Certificate of Designations attached to the Purchase Agreement as Exhibit A and more fully described below under “Description of Series A Preferred Stock”. All other terms of the Amendment remained unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Description of Series A Preferred Stock

To create and issue shares of the Series A preferred stock, $0.001 par value per share, of GBPO (the “Series A Preferred”), GBPO is required to file with the Secretary of State of the State of Delaware a Certificate of Designations specifying the rights, preferences and privileges of the Series A Preferred. Ares and GBPO have agree to reduce the Series A Preferred conversion price to $6.00 per share and to eliminate any adjustment to the conversion price in the event that the holders of GBPO common stock issued in its initial public offering exercise their conversion rights.

The foregoing description of the revised terms of the form of Certificate of Designations of the Series A Preferred does not purport to be complete and is qualified in its entirety by reference to the form of Certificate of Designations of the Series A Convertible Preferred Stock, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Amendment No. 2 to Preferred Stock Purchase Agreement dated as of July 17, 2008, by and between Global BPO Services Corp., and Ares Corporate Opportunities Fund II, L.P.

10.2	Form of Certificate of Designations of Series A Convertible Preferred Stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2008

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name: R. Scott Murray Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Preferred Stock Purchase Agreement dated as of July 17, 2008, by and between Global BPO Services Corp., and Ares Corporate Opportunities Fund II, L.P.

10.2	Form of Certificate of Designations of Series A Convertible Preferred Stock.

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Exhibit 10.1

AMENDMENT NO. 2 TO PREFERRED STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO PREFERRED STOCK PURCHASE AGREEMENT dated as of July 17, 2008, by and between Global BPO Services Corp., a Delaware corporation (the “Company”) and Ares Corporate Opportunities Fund II, L.P., a Delaware limited partnership (“Purchaser”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.

W I T N E S S E T H:

WHEREAS, the Company and the Purchaser are parties to that preferred stock purchase agreement dated as of June 2, 2008 and as amended on July 15, 2008 (the “Purchase Agreement”).

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Purchase Agreement;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. The fourth paragraph of the Purchase Agreement is amended and restated in its entirety as follows:

“WHEREAS, as soon as practicable and legally permissible after the Closing (as defined below), the Company desires to commence a tender offer (the “Tender Offer”) to purchase from its stockholders, at a price of $8.00 per share, up to the sum of: (i) 20,625,001 of the outstanding shares of common stock, $0.001 par value per share, of the Company, and (ii) 9,374,999 shares of common stock of the Company less the number of shares as to which stockholders of the Company exercise the right to convert into a pro rata share of the Trust Account (as defined below) pursuant to the Company’s amended and restated certificate of incorporation in connection with stockholder approval of the acquisition of Stream (as defined below).”

2. Section 5.1(p) of the Purchase Agreement is amended and restated in its entirety as follows:

“Charter Documents. Any indemnification agreements as well as the provisions of the certificate of incorporation and by-laws of the Company with respect to indemnification and exculpation of directors shall be reasonably satisfactory to Purchaser and the by-laws and the certificate of incorporation, as applicable, of the Company shall be amended in a manner satisfactory to Purchaser (a) to permit any director to call special meetings of stockholders, (b) to permit action by written consent of stockholders in lieu of a meeting, (c) to permit removal of directors without cause by the affirmative vote of holders of at least a majority of the votes that all stockholders would be entitled to be cast in any annual election of directors, and shall otherwise be satisfactory to Purchaser, (d) to eliminate the staggered board provisions from the certificate of incorporation and by-laws and (e) to provide holders of the Series A Convertible Preferred Stock the right to elect a number of directors proportionate to their percentage ownership of the outstanding shares of capital stock of the Company (assuming the conversion of all outstanding shares of Series A Convertible Preferred Stock).”

3. Exhibit A to the Purchase Agreement is amended and restated in its entirety with Exhibit A attached hereto.

4. Miscellaneous.

(a) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(b) Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement with respect to the issuance of Shares to any of its Affiliates prior to the Closing Date and thereafter only with the written consent of the Company; provided that such transferee agrees in writing to be bound, with respect to the transferred rights or Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the “Purchaser.” In the event of any assignment of the rights of the Purchaser to more than one Person in accordance with this section, the provisions of this Agreement shall be deemed amended to reflect more than one Purchaser, mutatis mutandis.

(d) Non-Recourse. No past, present or future director, officer or stockholder of the Company shall have any liability for any obligations or liabilities of the Purchaser or the Company (as applicable) under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

(e) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(f) Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND

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CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, STOCKHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND U.S. FEDERAL COURTS SITTING IN THE STATE OF DELAWARE. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND U.S. FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(g) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

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(h) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
R. Scott Murray President and Chief Executive Officer

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PURCHASER:

ARES CORPORATE OPPORTUNITIES FUND II, L.P.

By: ACOF MANAGEMENT II, L.P.,

Its General Partner

By: ACOF OPERATING MANAGER II, L.P.,

Its General Partner

By: ARES MANAGEMENT, INC.,

Its General Partner

By:	/s/Jeffrey Schwartz
Jeffrey Schwartz Vice President

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Exhibit 10.2

STREAM GLOBAL SERVICES, INC.

CERTIFICATE OF DESIGNATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the Delaware General Corporation Law

Stream Global Services, Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”) does hereby certify that, in accordance with Section 141(c) of the DGCL, the following resolution was duly adopted by the board of directors of the Corporation on May 29, 2008:

RESOLVED, that the board of directors of the Corporation pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, hereby authorizes the issuance of one series of Preferred Stock designated as the Series A Convertible Preferred Stock, par value $0.001 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

SERIES A CONVERTIBLE PREFERRED STOCK

1. Designation, Amount and Par Value. The following series of preferred stock shall be designated as the Corporation’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and the number of shares so designated shall be 150,000. Each share of Series A Preferred Stock shall have a par value of $0.001 per share. The “Stated Value” for each share of Series A Preferred Stock equals the sum of (i) $1,000 plus (ii) any amount added to Stated Value pursuant to Section 3 hereof. The Series A Preferred Stock is to be issued only pursuant to the terms of the Purchase Agreement (as hereinafter defined).

2. Definitions. In addition to the terms defined elsewhere in this Certificate of Designations the following terms have the meanings indicated:

“Acceleration Event” means the occurrence of any one or more of the following events: (i) a Liquidation Event; (ii) a Bankruptcy Event; (iii) immediately prior to a conversion pursuant to Section 7(b) hereof; or (iv) any other Fundamental Transaction.

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person. Without limiting the foregoing, with respect to the Original Purchaser, any investment fund, investment partnership, investment account or other investment person whose investment manager, investment advisor, managing member or general partner, is the Original Purchaser or an Affiliate of the Original Purchaser or any member, partner, director, officer or employee of such investment manager, investment advisor, managing member or general partner of the Original Purchaser or any Affiliate of the Original Purchaser or any limited partner of the Original Purchaser or such investment fund, investment partnership, investment account or other investment person will be deemed an Affiliate of the Original Purchaser.

“Bankruptcy Event” means any of the following events: (a) the Corporation or a Subsidiary of the Corporation commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Subsidiary thereof; (b) there is commenced against the Corporation or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Corporation or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Corporation or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Corporation or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

“Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on the Trading Market, the closing price per share of Common Stock for such date (or the nearest preceding date) on the Trading Market or exchange on which the Common Stock is then listed or quoted; or (b) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the majority in interest of the Holders.

“Common Stock” means the common stock of the Corporation, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified or exchanged or converted.

“Conversion Price” means $6.00 per share (as adjusted for stock dividends, stock splits, stock combinations or other similar events pursuant to Section 13 hereof occurring after the Original Issue Date).

“Equity Conditions” means, with respect to a specified issuance of Common Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) the Common Stock is listed or quoted (and is not suspended from trading) on the Trading Market and such shares of Common Stock are approved for listing upon issuance; (iii) no Bankruptcy Event has occurred; (iv) the conversion of the Series A Preferred Stock is permitted by the Trading Market and all other applicable laws, rules and regulations; and (v) the Corporation is not in default with respect to any material obligation hereunder or under any of the Transaction Documents.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fundamental Transaction” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date of the Purchase Agreement by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than 35% of the voting rights or voting equity interests in the Corporation; (ii) a replacement of more than one-half of the members of the Corporation’s board of directors with members that are not approved by a majority of those individuals who are members of the board of directors on the date of the Purchase Agreement (or other Persons approved by such members to be directors (or their successors so appointed), appointed pursuant to the terms of the Stockholder’s Agreement or elected by the Original Purchaser pursuant to Section 9 below; (iii) a merger or consolidation of the Corporation or any Subsidiary or a sale of all or substantially all of the assets of the Corporation in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Corporation’s securities prior to the first such transaction continue to hold a majority of the voting rights or voting equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Corporation or any Subsidiary that constitutes or results in a transfer of a majority of the voting rights or voting equity interests in the Corporation; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Corporation; (vi) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property and as a result thereof the holders of a majority of the shares of Common Stock prior to the offer do not hold securities representing a majority of the voting rights or voting equity interests in the Corporation, except for the tender offer described in the Purchase Agreement; (vii) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities that do not represent a majority of the voting rights or voting equity interests of the Corporation, cash or property; or (viii) the execution by the Corporation of an agreement directly or indirectly providing for any of the foregoing events; provided that none of items (i) through (viii) shall be deemed a Fundamental

Transaction if it involves Purchaser (as such term is defined in the Purchase Agreement) or its Related Persons (as such term is defined in the Stockholder’s Agreement) or if it is a transaction approved by the Purchaser pursuant to Section 4.1 of the Stockholder’s Agreement.

“Holder” means any holder of Series A Preferred Stock.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation, including, without limitation, any securities convertible into or exercisable for shares of Common Stock.

“Liquidation Event” means any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Original Issue Date” means the date of the first issuance of any shares of Series A Preferred Stock, regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates that may be issued to evidence shares of Series A Preferred Stock.

“Original Purchaser” means the original purchaser of the Series A Preferred Stock under the Purchase Agreement, and any assignee or transferee of any shares of such Series A Preferred Stock that is an Affiliate of the Original Purchaser.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Post-Conversion Equity” means as of the date of determination that number of shares of Common Stock that are then outstanding or would be outstanding upon the exercise of all rights, options, and warrants (to the extent then exercisable and vested) and conversion of all other securities (including the Series A Preferred Stock) that are convertible into shares of Common Stock.

“Purchase Agreement” means the Preferred Stock Purchase Agreement, dated as of June 2, 2008, among the Corporation and the Original Purchaser, as the same may be amended or modified in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to be entered into among the Corporation and the Holders upon the Original Issue Date.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholder’s Agreement” means the Stockholder’s Agreement, dated as of                     , 2008, among the Corporation and the Original Purchaser.

“Subsidiary” means any significant subsidiary of the Corporation as defined in Rule 1-02(w) of Regulation S-X promulgated by the Securities and Exchange Commission.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on the Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on the Trading Market, then any Business Day.

“Trading Market” means The American Stock Exchange (the “AMEX”) or, at any time the Common Stock is not listed for trading on the AMEX, any national securities exchange upon which the Common Stock is then primarily listed or quoted.

“Transaction Documents” means the Purchase Agreement, the Registration Rights Agreement, the Stockholder’s Agreement, this Certificate of Designations and any other documents or agreements executed or delivered in connection with the transactions contemplated under the Purchase Agreement and thereunder.

“Underlying Shares” means the shares of Common Stock issuable upon conversion or redemption of the shares of Series A Preferred Stock.

3.	Dividends.

(a) Each Holder shall be entitled to receive, and the Corporation shall pay, cumulative dividends on the Series A Preferred Stock at the rate per share (as a percentage of the Stated Value per share) of 3.00% per annum, payable semi-annually in arrears commencing on December 31, 2008 and thereafter on each June 30 and December 31, except if such date is not a Trading Day, in which case such dividend shall be payable on the next succeeding Trading Day (each, a “Dividend Payment Date”). Dividends on the Series A Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date for the applicable Series A Preferred Stock, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends payable pursuant to this Section 3(a) shall be payable by the Corporation, at its option, in cash, or by adding the amount of accrued dividends per share of Series A Preferred Stock to the Stated Value of that share. If any dividend is not paid in cash on or before the Dividend Payment Date, the amount thereof shall be added to Stated Value on the Dividend Payment Date. No dividend or other distribution (other than (y) a dividend or distribution payable solely in Common Stock or (z) a cash dividend or distribution with respect to which holders of shares of Series A Preferred Stock receive a pro rata portion of such dividend or distribution on an as-converted basis) shall be paid on or set apart for payment on Common Stock or any other Junior Securities unless all accrued and unpaid dividends on the Series A Preferred Stock (but not amounts previously added to Stated Value pursuant to this Section 3) have been paid in accordance with this Certificate of Designations.

(b) Immediately prior to the occurrence of any Acceleration Event prior to the seventh anniversary of the Original Issue Date, the Stated Value of each share of Series A Preferred Stock shall immediately and automatically be increased by an amount per share equal to all dividends that would otherwise be payable on a share of Series A Preferred Stock on each Dividend Payment Date on and after the occurrence of such Acceleration Event and prior to and including the seventh anniversary of such Original Issue Date (the “Acceleration Period”). The automatic increase in Stated Value pursuant to this Section 3(b) shall be in lieu of, and not in addition to, the dividends that would otherwise be payable on each Dividend Payment Date during the Acceleration Period. For the purpose of clarity, and only in the event that the Corporation has not elected to require conversion under Section 7(b), each Holder shall be entitled to receive, and the Corporation shall pay, all dividends payable in accordance with Section 3(a) above on each Dividend Payment Date after the seventh anniversary of the Original Issue Date.

(c) Notwithstanding anything in this Certificate of Designation to the contrary, an amount equal to the sum of all accrued but unpaid dividends shall be payable upon,

(i) a Liquidation Event in cash;

(ii) a Fundamental Transaction that the Holders elect to treat as a Liquidation Event pursuant to Section 6(c) in cash or in other securities or property as specified in Section 6(c); or

(iii) conversion of the Series A Preferred Stock, either (A) in cash or (B) in additional Underlying Shares as provided in Section 8(a), at the option of the Corporation.

For the purposes of this Section 3(c), accrued but unpaid dividends shall include any amounts added to Stated Value as a result of deferred dividends or accelerated dividends as provided in Section 3(a); provided, however, that to avoid double counting accrued but unpaid dividends shall not be counted both for the purposes of this Section 3(c) and in determining Stated Value.

4. Registration of Issuance and Ownership of Series A Preferred Stock. The Corporation shall register the issuance and ownership of shares of the Series A Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series A Preferred Stock Register”), in the name of the record Holders thereof from time to time. The Corporation may deem and treat the registered Holder of shares of Series A Preferred Stock as the absolute owner thereof for the purpose of any conversion hereof or any distribution to such Holder, and for all other purposes, absent actual notice to the contrary.

5. Registration of Transfers. Subject to the terms of the Stockholder’s Agreement, the Corporation shall register the transfer of any shares of Series A Preferred Stock in the Series A Preferred Stock Register, upon surrender of certificates evidencing such Shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series A Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder.

6. Liquidation.

(a) In the event of any Liquidation Event, the Holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Junior Securities by reason of their ownership thereof, an amount per share in cash equal to the greater of (i) the Stated Value for each share of Series A Preferred Stock then held by them (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series A Preferred Stock), plus all accrued but unpaid dividends (including, without duplication, dividends added to Stated Value as provided in Section 3 above) on such Series A Preferred Stock as of the date of such event, and (ii) the amount per share that would be payable to a holder of Series A Preferred Stock had all shares of Series A Preferred Stock been converted to Underlying Shares immediately prior to such Liquidation Event (the “Series A Stock Liquidation Preference”). If, upon the occurrence of a Liquidation Event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such Holders of the full Series A Stock Liquidation Preference, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the Holders of the Series A Preferred Stock in proportion to the aggregate Series A Stock Liquidation Preference that would otherwise be payable to each of such Holders.

(b) In the event of a Liquidation Event, following completion of the distributions required by the first sentence of paragraph (a) of this Section 6, if assets or surplus funds remain in the Corporation, the holders of the Common Stock and other Junior Securities shall share in all remaining assets of the Corporation.

(c) The Corporation shall provide written notice of any Liquidation Event or Fundamental Transaction to each record Holder not less than 45 days prior to the payment date or effective date thereof. At the request of any Holder, which must be delivered prior to the effective date of a Fundamental Transaction (or, if later, within five (5) Trading Days after such Holder receives notice of such Fundamental Transaction from the Corporation), such Fundamental Transaction will be treated as a Liquidation Event with respect to such Holder for the purposes of this Section 6; provided, however, that if the consideration to be paid to the holders of the Common Stock is not to be paid in cash, but rather in securities or other property, then at the option of the Corporation, the amount payable to the Holders pursuant to this Section 6(c) shall be either (i) in cash or (ii) in the same securities or other property as is to be paid to the holders of Common Stock so long as (a) such securities or other property consist exclusively of common equity interests quoted on the Nasdaq Stock Market or listed on the New York Stock Exchange or on the American Stock Exchange, (b) the value of such common equity interests shall be determined as 98% of the closing price of such common equity interests on the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange, as the case may be, on the Trading Day immediately preceding the consummation of such Fundamental Transaction and (c) such common equity interests shall be freely transferable by the Holders, without legal or contractual restrictions. At the request of the Original Purchaser, prior to the issuance of any common equity interests referred to in the preceding sentence, counsel to the issuer of such common equity interests familiar with United States federal securities laws shall provide the Purchaser with a legal opinion to the effect that such common equity interests are transferable without legal restriction under United States federal securities laws.

(d) In the event that, immediately prior to the closing of a Liquidation Event the cash distributions required by subsection 6(a) have not been made, the Corporation shall forthwith either: (i) cause such closing to be postponed until such time as such cash distributions have been made, or (ii) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice by the Corporation required under subsection 6(c).

7. Conversion; Redemption

(a) Conversion at Option of Holder. At the option of any Holder, any shares of Series A Preferred Stock may be converted into Common Stock based on the Conversion Price then in effect for the Series A Preferred Stock; provided that if less than 20% of the number of shares of Series A Preferred Stock outstanding on the date the Series A Preferred Stock is first issued by the Corporation would remain outstanding after any such conversion, then all shares must be converted at that time. A Holder may convert shares of Series A Preferred Stock into Common Stock pursuant to this paragraph at any time and from time to time after the Original Issue Date, by delivering to the Corporation a conversion notice (the “Holder Conversion Notice”), in the form attached hereto as Exhibit A, appropriately completed and duly signed, and the date any such Holder Conversion Notice is delivered to the Corporation (as determined in accordance with the notice provisions hereof) is a “Conversion Date.”

(b) Conversion at Option of Corporation. At any time that (i) the average Closing Price for at least 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day prior to the date of the Corporation Conversion Notice (as defined below) exceeds 150% of the Conversion Price or (ii) a Fundamental Transaction occurs that the Holders do not elect to treat as a Liquidation Event, the Corporation may elect to require the Holders to convert all shares of the Series A Preferred Stock into Common Stock based on the Conversion Price by delivering an irrevocable written notice of such election to the Holders (the “Corporation Conversion Notice”). The tenth (10th) Trading Day after the delivery of such notice will be the “Conversion Date” for such required conversion. Notwithstanding the foregoing, (x) in the event of a conversion at the option of the Corporation predicated on clause (i) of the first sentence of this Section 7(b), the Corporation may not require any conversion under this paragraph (and any notice thereof will be void), prior to the second anniversary of the Original Issue Date and unless from the beginning of such ten Trading Day period through the Conversion Date, the Closing Price for each such Trading Day exceeds 150% of the Conversion Price, and (y) in the event of a conversion at the option of the Corporation predicated on clause (i) or (ii) of the first sentence of this Section 7(b), the Corporation may not require any conversion under this paragraph (and any notice thereof will be void), unless the Equity Conditions are satisfied (or waived in writing by the applicable Holder) on each Trading Day between the date of the Conversion Notice and the Conversion Date with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Series A Preferred Stock.

(c) Redemption at Option of Holder. On or after the seventh anniversary of the Original Issue Date, the Holder may, at its option, require the Corporation to redeem any of the Series A Preferred Stock owned by the Holder, for an amount per share in cash equal to the

Stated Value on the Redemption Date plus all accrued and unpaid dividends that have not been added to Stated Value on the Redemption Date (the “Cash Redemption Price”) for each share of Series A Preferred Stock (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series A Preferred Stock) to be redeemed on the Redemption Date (as defined below) . Additionally, if the product of (X) the average Closing Price of the ten (10) Trading Days immediately preceding the Redemption Date (the “Company Redemption Closing Price”) and (Y) the number of shares of Common Stock that would have been issued had the Holder converted all outstanding shares of Series A Preferred Stock being redeemed into shares of Common Stock on the Redemption Date (such product being referred to as the “Common Stock As Converted Cash Value”) exceeds the aggregate Cash Redemption Price, the Holder will receive on the Redemption Date, in addition to the aggregate Cash Redemption Price, in shares of Common Stock, the amount by which the Common Stock As Converted Cash Value exceeds the aggregate Cash Redemption Price, with the per share value for the Common Stock so issued and delivered being the Company Redemption Closing Price. The redemption date (the “Redemption Date”) shall be specified in an irrevocable written notice of redemption sent by or on behalf of the Holder (pursuant to this Section 7(c)) or Corporation (pursuant to Section 7(d)), as the case may be, to the Holder or the Corporation, as applicable, not less than thirty (30) days nor more than ninety (90) days prior to the proposed Redemption Date notifying the Corporation or the Holder, as applicable, of the election of the Corporation or the Holder, as the case may be, to redeem such shares in accordance with the terms hereof and specifying the Redemption Date.

(d) Redemption at Option of Corporation. On or after the seventh anniversary of the Original Issue Date, the Corporation may, at its option, redeem any of the Series A Preferred Stock owned by the Holders, for the Cash Redemption Price plus, if the Common Stock As Converted Cash Value exceeds the aggregate Cash Redemption Price, the Holder will receive on the Redemption Date, in addition to the aggregate Cash Redemption Price, in shares of Common Stock, the amount by which the Common Stock As Converted Cash Value exceeds the Cash Redemption Price, with the per share value for the Common Stock so issued and delivered being the Company Redemption Closing Price; provided that if less than 20% of the number of shares of Preferred Stock outstanding on the date the Preferred Stock is first issued by the Corporation would remain outstanding after any such redemption, then all shares must be redeemed at that time.

8. Mechanics of Conversion; Redemption.

(a) The Corporation shall pay the applicable Cash Redemption Price in immediately available funds to the Holder on the Redemption Date.

(b) The number of Underlying Shares issuable upon any conversion of shares of Series A Preferred Stock hereunder shall equal (A) the sum of (i) the Stated Value of such shares of Series A Preferred Stock to be converted plus (ii) the accrued and unpaid dividends on such shares of Series A Preferred Stock that have not been added to the Stated Value on the Conversion Date, divided by (B) the applicable Conversion Price on the Conversion Date.

(c) Upon conversion or redemption (if the Common Stock as Converted Cash Value exceeds the aggregate Cash Redemption Price) of any shares of Series A Preferred Stock,

the Corporation shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion or redemption, free of restrictive legends unless such Underlying Shares are still required to bear a restrictive legend; the Corporation shall use its commercially reasonable efforts to cause the transfer agent to issue such certificates on or before (i) the sixth Trading Day after the Conversion Date or (ii) the Redemption Date, as the case may be. The Holder shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date or Redemption Date as the case may be. If the shares are then not required to bear a restrictive legend, the Corporation shall, upon request of the Holder, deliver Underlying Shares hereunder electronically through The Depository Trust Corporation (“DTC”) or another established clearing corporation performing similar functions, and shall credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission System (“DWAC”).

(d) A Holder shall deliver the original certificate(s) evidencing the Series A Preferred Stock being converted or redeemed in connection with the conversion or redemption of such Series A Preferred Stock. Upon surrender of a certificate following one or more partial conversions or redemptions, the Corporation shall promptly deliver to the Holder a new certificate representing the remaining shares of Series A Preferred Stock.

(e) The Corporation’s obligations to issue and deliver Underlying Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by any Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by any Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to any Holder in connection with the issuance of such Underlying Shares.

9. Voting Rights; Director Designation.

(a) Except as otherwise provided in this Section 9(a) or in Section 9(b) or as required by applicable law, the Holders of the Series A Preferred Stock shall be entitled to vote on all matters on which holders of Common Stock are entitled to vote. For such purposes, each Holder shall be entitled to a number of votes in respect of the shares of Series A Preferred Stock owned of record by it equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible by the Holders as of the record date for the determination of stockholders entitled to vote on such matter, or if no record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise provided in this Section 9(a) or in Section 9(b), in any relevant agreement or as required by applicable law, the holders of the Series A Preferred Stock and Common Stock shall vote together as a single class on all matters submitted to a vote or consent of stockholders; provided that so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the shares of Series A Preferred Stock then outstanding, voting together as a separate class,

(i) alter or change the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation (whether by amendment of this Certificate of Designations or the Company’s certificate of incorporation or other charter documents or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action) or avoid or seek to avoid the observance or performance of any or the terms to be observed or performed hereunder by the Corporation;

(ii) authorize or create any class or series of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation Event or Fundamental Transaction senior to or otherwise pari passu with the Series A Preferred Stock, including without limitation through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action) or avoid or seek to avoid the observance or performance of any or the terms to be observed or performed hereunder by the Corporation;;

(iii) increase the authorized number of shares of Series A Preferred Stock;

(iv) pay or declare any dividend or make any distribution on, or redeem or acquire, any Junior Securities, except pro rata stock dividends on the Common Stock payable in additional shares of Common Stock; or

(v) enter into any transaction or series of transactions which would constitute a Liquidation Event or Fundamental Transaction if the consideration payable with respect to each share of Series A Preferred Stock is other than an amount in cash which is more than 150% of the Conversion Price; or

(vi) enter into any agreement with respect to the foregoing.

The protective rights set forth above in (iv) will terminate and cease to apply on the earliest to occur of (A) the first date on which there are outstanding less than 30% of the number of shares of Series A Preferred Stock that were outstanding on the date the Series A Preferred Stock is first issued by the Corporation and (B) the first date on which the outstanding shares of Series A Preferred Stock represent, in the aggregate, less than 20% of the Post-Conversion Equity. The protective rights set forth above in (v) will terminate and cease to apply on the date that both (A) and (B) have occurred.

(b) The Original Purchaser shall not be entitled nor have the right or power to vote in any election or removal, with or without cause, of directors of the Corporation elected or removed generally by the holders of the Common Stock (and any capital stock entitled to vote in the election or removal of directors with the holders of the Common Stock) except as set forth in clause (iv) below but shall instead have the special voting rights set forth in this Section 9(b). At each election of directors, the Original Purchaser shall be entitled to elect such number of directors to the Corporation’s board of directors equal to the product of (x) a fraction, the numerator of which is the number of shares of Common Stock into which the shares of Series A Preferred Stock then owned by the Original Purchaser and its Affiliates are convertible, and the denominator of which is the total number of shares of Common Stock then outstanding (assuming the conversion of all then outstanding shares of Series A Preferred Stock), in each case, calculated as of the record date for the election of such director(s), or if no record date is established, the date on which such vote is taken or any written consent of stockholders relating thereto is solicited and (y) the total number of directors as established in accordance with the Bylaws of the Corporation. Such product shall be rounded down to the nearest whole number; provided, that if the fraction calculated pursuant to (x) above is greater than  1/2, such product shall be rounded up to the nearest whole number if rounding down to the nearest whole number would result in the Original Purchaser having the right to elect less than a majority of the directors to the board of directors. Notwithstanding the foregoing, the Original Purchaser shall at all times have the right to elect the minimum number of directors set forth in each of clauses (i), (ii) and (iii) below so long as the ownership requirements set forth in such clauses is satisfied.

(i) During such time as the Original Purchaser, together with its Affiliates, owns shares of Series A Preferred Stock that collectively represent at least 50% of the number of shares of Series A Preferred Stock that were outstanding on the date the Series A Preferred Stock is first issued by the Corporation, the Original Purchaser shall be entitled to elect at least two directors to the Corporation’s board of directors.

(ii) During such time as the Original Purchaser, together with its Affiliates, owns shares of Series A Preferred Stock that collectively are convertible into at least 17,850,000 shares of Common Stock, the Original Purchaser shall be entitled to elect at least three directors to the Corporation’s board of directors.

(iii) During such time as the Original Purchaser, together with its Affiliates, owns shares of Series A Preferred Stock that collectively represent at least 25% of the number of shares of Series A Preferred Stock that were outstanding on the date the Series A Preferred Stock is first issued by the Corporation or owns shares of Series A Preferred Stock, Common Stock or securities convertible into or exercisable for shares of Common Stock representing on an as converted or exercised basis at least 10% of the Post-Conversion Equity of the Corporation, the Original Purchaser shall be entitled to elect at least one director to the Corporation’s board of directors.

(iv) At any time that the Original Purchaser, together with its Affiliates, owns shares of Series A Preferred Stock that collectively represent less than 75% of the number of shares of Series A Preferred Stock that were outstanding on the date the Series A Preferred Stock is first issued by the Corporation and does not own shares of Series A Preferred Stock, Common Stock or securities convertible into or exercisable for shares of

Common Stock representing on an as converted or exercised basis more than 10% of the Post-Conversion Equity of the Corporation, then the Original Purchaser shall not be entitled to elect any directors to the Corporation’s board of directors pursuant to this Section 9(b) but shall have the right and power to vote in any election or removal, with or without cause, of directors of the Corporation elected or removed generally by the holders of the Common Stock (and any capital stock entitled to vote in the election or removal of directors with the holders of the Common Stock) pursuant to Section 9(a).

The Original Purchaser may remove any director elected pursuant to this Section 9(b) at any time and from time to time, without cause (subject to the Bylaws of the Corporation and any requirements of law), in its sole discretion. In the event a director elected by the Original Purchaser is removed, the vacancy in the board of directors shall be filled by the Original Purchaser, and such action shall be taken only by vote or written consent in lieu of a meeting of the holders of the Series A Preferred Stock or by any remaining director or directors elected by the holders of Series A Preferred Stock pursuant to this Section 9(b).

10. Charges, Taxes and Expenses. Issuance of certificates for shares of Series A Preferred Stock and for Underlying Shares issued on conversion of (or otherwise in respect of) the Series A Preferred Stock shall be made without charge to the Holders for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Series A Preferred Stock or receiving Underlying Shares in respect of the Series A Preferred Stock.

11. Replacement Certificates. If any certificate evidencing Series A Preferred Stock or Underlying Shares is mutilated, lost, stolen or destroyed, or a Holder fails to deliver such certificate as may otherwise be provided herein, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction (in such case) and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

12. Reservation of Underlying Shares. The Corporation covenants that it shall at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) all outstanding Series A Preferred Stock (taking into account the adjustments of Section 13), free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Corporation covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Corporation covenants that it shall use its best efforts to satisfy each of the Equity Conditions.

13. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 13. Such adjustments shall be made to the Conversion Price for all shares of Series A Preferred Stock from and after the Original Issue Date.

(a) Stock Dividends and Splits. If the Corporation, at any time while Series A Preferred Stock is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the applicable Conversion Price for Series A Preferred Stock shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Corporation, at any time while Series A Preferred Stock is outstanding, distributes or pays as a dividend to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (including, without limitation, cash) (in each case, “Distributed Property”), then in each such case the Corporation shall simultaneously deliver to each Holder the Distributed Property that each such Holder would have been entitled to receive in respect of the number of Underlying Shares then issuable pursuant to Section 7(a) above had the Holder been the record holder of such Underlying Shares immediately prior to the applicable record or payment date.

(c) Fundamental Transactions. If the Corporation, at any time while Series A Preferred Stock is outstanding, effects any Fundamental Transaction, then upon any subsequent conversion of Series A Preferred Stock, each Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it could have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the applicable Conversion Price for the Series A Preferred Stock shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the

Alternate Consideration it receives upon any conversion of Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall issue to the Holder a new series of preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(d) Calculations. All calculations under this Section 13 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 13, the Corporation at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Corporation will promptly deliver a copy of each such certificate to each Holder and to the Corporation’s Transfer Agent.

(f) Notice of Corporate Events. If the Corporation (i) declares a dividend (other than a dividend pursuant to Section 3 above) or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Corporation or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall deliver to each Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction.

14. Fractional Shares. The Corporation shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of Series A Preferred Stock.

15. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 4:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 4:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Corporation, to 125 High Street, 30th Floor, Boston, MA 02110, Attention: Corporate Secretary, or (ii) if to a Holder, to the address or facsimile number appearing on the Corporation’s stockholder records or such other address or facsimile number as such Holder may provide to the Corporation in accordance with this Section.

16. Miscellaneous.

(a) The headings herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

(b) Any of the rights of the Holders of Series A Preferred Stock set forth herein, including any Equity Conditions or any other similar conditions for the Holders’ benefit, may be waived by the affirmative vote of Holders of at least a majority of the shares of Series A Preferred Stock then outstanding. No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designations shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

IN WITNESS WHEREOF, Stream Global Services, Inc. has caused this Certificate of Designations to be duly executed as of this [            ] day of [            ], 2008.

STREAM GLOBAL SERVICES, INC.

By:
Name: R. Scott Murray Title: Chief Executive Officer

Exhibit A

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder

in order to convert shares of Series A Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of Stream Global Services, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below.

Date to Effect Conversion

Number of shares of Series A Preferred Stock owned prior to Conversion

Number of shares of Series A Preferred Stock to be Converted

Stated Value of shares of Series A Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Number of shares of Series A Preferred Stock subsequent to Conversion

Name of Holder

By:
Name: Title:

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